                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                            -------------------------

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                            -------------------------



       Date of Report (Date of earliest event reported): November 6, 2001


                        SPANISH BROADCASTING SYSTEM, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                         000-27823                   13-3827791
 ---------------------------             ---------                   ----------

(State or other jurisdiction             (Commission               (IRS Employer
of incorporation)                        File Number)        Identification No.)

  2601 SOUTH BAYSHORE DRIVE, COCONUT GROVE, FLORIDA                     33133
--------------------------------------------------------------------------------
    (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:               (305) 441-6901

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 1.      Changes in Control of the Company.

             Not applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Company's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

             Not Applicable

Item 6.      Resignation of Company's Directors.

             Not Applicable.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             Not Applicable

Item 8.      Change in Fiscal Year.

              On November 6, 2001, the Board of Directors of the Company determined to change the end of the fiscal year of the Company from the last Sunday in September of each calendar year to the last Sunday in December of each calendar year effective immediately.

              The Company will file a report on Form 10-Q covering the transition period from October 1, 2001 through December 30, 2001.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

                  Not Applicable.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SPANISH BROADCASTING SYSTEM, INC.
                                               (Registrant)



November 20, 2001                                /s/ Joseph A. Garcia
                                               ---------------------------------
                                               Joseph A. Garcia
                                               Chief Financial Officer,
                                               Executive Vice President and
                                               Secretary




                                      -3-